UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 2, 2012

NORTHERN STATES FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

000-19300
(Commission File Number)

Delaware	36-3449727
(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1601 North Lewis Avenue
P.O. Box 39
Waukegan, Illinois  60085
(Address of Principal Executive Offices)

(847) 244-6000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01(d).  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

 On February 2, 2012, the Board of Directors of Northern States Financial Corporation (the “Company”), the parent company of NorStates Bank, approved the voluntary delisting of the Company’s common stock from the NASDAQ Capital Market.  In connection therewith, the Company notified The NASDAQ Stock Market on February 7, 2012 of the Company’s intention to file a Form 25 with the Securities and Exchange Commission (“SEC”) on or about February 17, 2012. The Company anticipates that NASDAQ will suspend trading in the Company’s common stock on the date the Form 25 is filed with the SEC.  Accordingly, provided that the Company files its Form 25 on February 17, 2012 as expected, the last day its common stock will trade on NASDAQ will be February 16, 2012.

The Company anticipates that its common stock will commence quotation in the over-the-counter market after its delisting from NASDAQ.  No assurance, however, can be made that a trading market in the Company’s common stock or an over-the-counter market will commence or be maintained.

Attached as Exhibit 99.1 is a copy of the Company’s press release relating to these matters, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
99.1	Press release dated February 7, 2012.

Forward-looking Statements

Statements contained in this Form 8-K that are not historical facts may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to the Company’s ability to timely and effectively implement its delisting plans; adverse effects on share price and liquidity prior to and following the Company’s delisting; the Company’s ability to realize anticipated cost savings from its delisting; as well as more general business and financial risks, including the risks detailed from time to time in the Company’s filings with the SEC.  Any of the forward-looking statements made in this Form 8-K and in the other public statements the Company makes may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, the Company’s actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHERN STATES FINANCIAL CORPORATION
Date: February 7, 2012	By: /s/Steven J. Neudecker Steven J. Neudecker Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
99.1	Press release dated February 7, 2012.